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 Supplement to the Statements of Additional Information dated October 28, 1999

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                            NUVEEN INVESTMENT TRUST

                      Nuveen Growth and Income Stock Fund

                      Nuveen Balanced Stock and Bond Fund

                    Nuveen Balanced Municipal and Stock Fund

                           Nuveen European Value Fund

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  In the section of the Statement of Additional Information entitled
"Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" under Reduction or Elimination of Contingent Deferred Sales Charge, the waiver or reduction of the CDSC for redemptions made pursuant to a Fund's systematic investment plan is hereby amended and restated as follows:

    The CDSC may be waived for redemptions, made on or after December 15, 1999 pursuant to a fund's systematic withdrawal plan, of up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder.




                       PLEASE RETAIN FOR FUTURE REFERENCE

                                                               VGN-S-8-SAI 12-99